Millennium Cell

The Hydrogen Battery Technology Company

The Hydrogen Battery Technology Company

Adam P. Briggs, President

John D. Giolli, Chief Financial Officer

Worldwide Headquarters:

One Industrial Way West

Eatontown, NJ  07724

Website: www.millenniumcell.com

Millennium Cell
The Hydrogen Battery Technology Company

Safe Harbor Statement

This presentation contains forward-looking statements (within the meaning of the Private Securities
Litigation Reform Act of 1995) that are subject to risks and uncertainties. Statements contained herein that are not statements of historical fact may be deemed to be forward-looking information.
When we use words such as “plan,” “believe,” “expect,” “anticipate,” “intend” or similar expressions, we are making forward-looking statements. You should not rely on forward-looking statements because they are subject to a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from those indicated. Please note that we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of, and the availability of components and raw materials required by a hydrogen fuel storage and delivery system, (ii) competition from current, improving and alternate power technologies, (iii) our ability to raise capital at the times, in the amounts and at costs and terms that are acceptable to fund our business plan, (iv) our ability to protect our intellectual property, (v) our ability to achieve budgeted revenue and expense amounts,
(vi) our ability to generate revenues from the sale or license of, or provision of services related to, our technology , (vii) our ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance, (viii) our ability to generate design, engineering, or management services revenue opportunities in the hydrogen generation or fuel cell markets, and (ix)
other factors discussed herein under the caption “Investment Considerations” and other factors detailed from time to time in our filings with the Securities and Exchange Commission.

Millennium Cell

The Hydrogen Battery Technology Company

Corporate Overview

About Millennium Cell Inc.

Develops hydrogen battery technology for portable devices

Recently acquired Gecko Energy Technologies, a fuel cell company

Strategic relationship with The Dow Chemical Company

Listed on NASDAQ under symbol “MCEL”

Hydrogen battery technology

Safe, high energy density chemical hydrogen storage

Compatible with highest power density and lowest cost fuel cells

Over 32 patents granted and 74 pending, years of know-how

Replacement for current batteries

Targeted applications where energy density is priority

Range of size, markets means broad use

Millennium Cell

The Hydrogen Battery Technology Company

MCEL
Protonex

Protonex

What is a Hydrogen Battery?

Fuel Cell

Hydrogen Storage

Hydrogen Battery

=

+

Shown: Protonex P2 30 Watt Soldier Power System

3.4” x 7” x 7”

Millennium Cell
The Hydrogen Battery Technology Company

Protonex

Why the Hydrogen Battery?

Hydrogen Battery

Shown: Protonex P2 30 Watt Soldier Power System

3.4” x 7” x 7”

Features and Benefits

Military Application

60% lighter

50% smaller

20% less expensive

Non-flammable

Instant recharging

System Energy Density (Wh/kg)*
1,000
800
600
400
200
0
Alkaline (AA,AAA)
Ni-MH
Li-Ion
Li-SO2
Zn-Air
GEN 1 2005
GEN 2 2006
GEN 3 2007
GEN 4 2008
*Based on a 30W, 72 hour military mission
MCEL HYDROGEN BATTERY

Higher Energy Density

Excellent introductory position, continuous improvement path

Millennium Cell

The Hydrogen Battery Technology Company

Business Model

Licensing Model (mostly in >30 watt applications)

Multiple channels to market

Many fuel cell licensees, each with certain expertise

Several technology paths

Focused market approaches

Defers manufacturing capital spending decision

High leverage in business model

Many hydrogen storage cartridges used per fuel cell (razor to razor blade analogy)

6%-12% royalties on hydrogen storage cartridge sales

Product Model (mostly in <30 watt applications)

Leverages MCEL and Gecko relationship

Total control of product development

Significant opportunity to derive revenues at low volumes

Requires significant discipline and focus on few applications

MCEL plans to manufacture at low volumes, partner for high volume mfg.

Millennium Cell
The Hydrogen Battery Technology Company

MCEL

- Hydrogen On Demand®
- Gecko Powerskin™

Products

Fuel Technology Licenses

Catalysts

Fuel Cartridges

Technology Development
Contracts for Gov’t and
Commercial Apps

Fuel Cell Design Licenses

Fuel Cell Modules

Fuel Cell power sources for
OEMs or military

Millennium Cell
The Hydrogen Battery Technology Company

Licensing HOD™
Technology - Applications

Near Term Applications

Soldier Power

Battery Replacement

Battery Charging

Emergency Power

First Responders

Industrial, Leisure

UAVs

Back Packable

Payload Power

Longer Term Applications

Handset Chargers

OEM Included

Notebook PCs

Run time Extension

Battery Replacement

Wireless Sensors

Military

Commercial

HOD will initially be prevalent in a variety of

Industrial and Military Applications

Millennium Cell
The Hydrogen Battery Technology Company

Licensing HOD™
Technology - Partners

Near Term Applications

Soldier Power

Protonex P2 - AF

Jadoo IFS24 - SOCOM

Emergency Power

Jadoo XRT

UAVs

Protonex

OEMs, Primes

Longer Term Applications

Handset Chargers

FC Co. A

FC Co. B

Notebook/UM PCs

Gecko

TBA

Wireless Sensors

Gecko

TBA

MCEL has broadened its licensing and

co-development relationships

Millennium Cell

The Hydrogen Battery Technology Company

jadoo
XRT

•	•	•	•
•	•	•	•
•	•	•	•

Technology Platforms

Partnering to develop multiple hydrogen battery platforms

Wireless chargers

Wireless Sensors & Data

     Collection Equipment

Remote Patient
Monitors, Wheelchairs

Sensors

Portable DVD Players

Industrial Power Tools

Backup Power

UAVs

Notebook Computers

Portable Video Equipment

Portable & Wearable
Diagnostics

Soldier Power

Consumer

Industrial

Medical

Military

Focus on portable applications < 500W

Millennium Cell
The Hydrogen Battery Technology Company

gecko

Gecko Overview

About Gecko Energy Technologies

100% wholly-owned subisidiary of MCEL

MCEL provides all SG&A and shared services

Founders licensed over 20 patents they developed while MOT employees

Focus on Portable Power Source Products

Thin, novel PEM fuel cell technology (PowerSkin™)

Hydrogen storage options include chemical hydrides from MCEL and metal hydrides from various sources

Focus on a platform approach to ensure low cost manufacturing

Systems integration experience with fuel cells from several years of MOT fuel cell development efforts

The Technology to Replace Batteries

PowerSkin™ fuel cells use no internal device volume

Hydrogen rich chemical fuels provide multiple times battery pack energy density

Millennium Cell

The Hydrogen Battery Technology Company

Oxygen from Air
Cathode Electrode
Proton Exchange Membrane (PEM)
Anode Electrode
Electrical Load
Hydrogen from HOD System

Making Fuel Cells Work

Platform approach to fuel
cell technology

Easily manufactured,
injection molded cells

Focus on robustness in
real life conditions

PowerSkin™ Fuel Cells

Millennium Cell
The Hydrogen Battery Technology Company

- →
- →
- →
- →

Gecko's "PowerSkin"™
Passive PEM Fuel Cells
Millennium Cell's
"Hydrogen On Demand"®
Hydrogen Generation System

Portable Fuel Cell Activities
Wireless Sensors, cameras (< 5W)

Utilize Gecko passive PEM fuel
cell

High power density    fits in device

High efficiency    lower waste heat

Simple architecture with minimal BOP

Low cost    $1 to $3 per watt target

Thin, flat form factor    no extra
volume

First demonstrated in Sep 2006

Millennium Cell

The Hydrogen Battery Technology Company

26 Lithium Primary D Cells

Dimensions (cm):        48.5 x 14 x 3.7

Volume (liter):                      2.5

Approximate weight (kg):                 2.6

Energy Density (Wh/l):                         343

Specific Energy (Wh/kg):                  330

Price                                $260

Gecko Power System

Dimensions (cm):        31 x 14 x 3.7

Volume (liter):                      1.6

Approximate weight (kg):                 2.0

Energy Density (Wh/l):                         550

Specific Energy (Wh/kg):                  425

Price                              $100 (1)

(1) Pricing based on $15/watt cost of fuel cell system and $45 cost of fuel storage and rest of bill of materials.  Includes attractive profit margin for the producer and distributor.

Portable Fuel Cell Activities
Wireless Sensor Example (< 5W)

Based on 30W – 72 Hour Mission	Protonex & MCEL Fuel Cell System	BA-5590 Battery
Configuration for mission	1 Fuel Cell 3-24 hr Fuel Cartridges	13 Battery Packs
Weight of System	5.1 kg (11.2 lbs)	12.7 kg (28.0 lbs)
Total Cost per system (FC amortized over 30 missions)	$793	$1,040

11 lbs.
29 lbs.

Portable Fuel Cell Activities
Soldier Power

Status:                               Originated as DUST program with AFRL in 2004

                                     3rd generation product delivered to AFRL for field trials

Competitive:         Field hydration, fast start-up, non-flammable fuel

Advantage                   20% cheaper and 60% lighter than BA5590

Millennium Cell

The Hydrogen Battery Technology Company

Portable Fuel Cell Activities
Special Operations Radio

$2625

<$1000

Total Cost per
system

(FC amortized
over 25
missions)

36 kg

(79 lbs)

11 kg

(24 lbs)

Weight of
System

35
Battery
Packs

1 Fuel Cell

7 x 500 W-hr
Fuel Cartridges

Configuration
for mission

BA-5590
Battery

Jadoo & MCEL

Fuel Cell System

Based on

11 day mission

Status:   First prototype demonstrated Sept. 2006

                                    Delivery to SOCOM in Q1-07

Competitive:               Field hydration, non-flammable fuel

Advantage                      66% lighter than BA5590

Millennium Cell
The Hydrogen Battery Technology Company

jadoo
XRT

Portable Fuel Cell Activities
Jadoo XRT -  100W Portable Power Generator

Core Specifications

Utilizes Jadoo Standard Fuel Cell

110V Inverter (100W)

12V Output

360Whr * 6 = 2160 Whr

Fuel gauge for all cartridges

Targeted for military, first responder, surveillance, portable office markets

Status:                                   First prototype demonstrated Sep., 2006

                                    Field trials in Q2-07

Competitive :           Field hydration, infinite shelf life, non-flammable fuel

Advantage                    Disposable, 50% lighter than metal hydrides

Millennium Cell

The Hydrogen Battery Technology Company

NOKIA

Energizer

Handset Chargers
Comparative Analysis

3 h

10 cc/Wh

$0.75/Wh

1/6

24/7 Power
Pack

1-3 h

3 h

3 h

1 h

Charge
Time

2-3 cc/Wh

3-4 cc/Wh

10 cc/Wh

10 cc/Wh

Size

$0.10/Wh

$0.50/Wh

$0.33/Wh

< $0.01/Wh

Use Cost

1/10

1/3

1/3

1/1

Refill Rate

Hydrogen
Battery

Energi-to-go

4 X AA

Wall
charger

Millennium Cell
The Hydrogen Battery Technology Company

Hydrogen Battery Shipments (rel. volume)
2007
2008
2009
Military
Industrial/Medical
Consumer

Path to Commercialization

2007

Military Field Testing Sales

Industrial Product Launch

Consumer Product Designs

2008

Military Procurement

New Military Product Launches

New Industrial/Medical Product Launches,
higher volumes

Early Consumer OEM Acceptance

2009

Military Field Testing Sales

Industrial Product Design

Collaboration with OEM’s and Fuel Cell
Licensees

Consumer Product Introduction (low initial
penetration)

2008 revenue is expected to drive to cash flow breakeven

Millennium Cell

The Hydrogen Battery Technology Company

2006 Objective Review

Achieve Dow milestones

#1 achieved – May 2006

#2 in Q1 2007

Position Protonex to sell 100s of systems in 2007 (on track)

Demo next generation hydrogen battery technology to licensees
(achieved in December 2006)

Secure multiple new partners/licensees (Jadoo/Gecko in Q1 2006)

License sodium manufacturing technology (not achieved yet)

Lower operating cash burn to $6.5 million ($7.3 in 2005)